Subsequent Events	3 Months Ended	12 Months Ended
	Jun. 30, 2012	Mar. 31, 2012
Subsequent Events

Note 9. Subsequent Events

Effective July 2, 2012, the Company entered into Supplemental Agreement No. 1 to Master Agreement with Geokinetics USA, Inc. (“Geokinetics”), pursuant to which Geokinetics will conduct a 3 dimensional (3-D) seismic survey on the Company’s acreage position in Carbon County, Wyoming. The survey will cover approximately 41.05 square miles (26,272 acres).

Note 13. Subsequent Events

New Management and Board Members

Effective May 1, 2012, Mr. Dang resigned as the Company’s CEO and as a member of the Company’s Board of Directors. Simultaneously, the Company appointed Rhonda B. Rosen as the Company’s CFO and Treasurer. Ms. Rosen was appointed as the Company’s Secretary, effective May 9, 2012. Pursuant to the terms of an Employment Agreement, Ms. Rosen will provide the Company with all services customarily rendered by a CFO on a part-time basis. As compensation for her services, Ms. Rosen will receive a monthly salary of $6,000.

Effective May 10, 2012, the Company appointed Mr. Kenneth T. Hern and Mr. Will E.D. Matthews to serve on the Company’s Board of Directors. Effective May 30, 2012, Mr. Eric Wold, was appointed to the Board of Directors.

As compensation for their service on the Board, each of Messrs. Hern, Matthews, and Wold, will receive a grant of 50,000 options pursuant to the Company’s 2012 Incentive Plan. 10,000 (20%) of these options vest immediately upon appointment; 40% vest on the one-year anniversary of service; and the remaining 40% vest on the two-year anniversary. Additionally, all Board members will receive a cash payment of $3,000 for each meeting attended in person and $500 for each meeting attended telephonically. Travel and related out-of-pocket expenses incurred in connection with their duties as members of the Board will be reimbursed.